Scott K. Weiss
Tel. 602.445.8318
Fax 602.445.8632
weisssk@gtlaw.com
July 31, 2005
VIA HAND DELIVERY AND THE EDGAR SYSTEM
Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 0308
100 F Street, N.E.
Washington, D.C. 20549
Attention: Matthew J. Benson, Esq.

Re:	Kona Grill, Inc.
Amendment No. 3 to Form S-1 (Reg. No. 333-125506)
Ladies and Gentlemen:
          On behalf of our client, Kona Grill, Inc., a Delaware corporation (the “Company”), we are responding to comments on the Company’s above-referenced filing under the Securities Act of 1933, as amended, provided by the staff (the “Staff”) of the Securities and Exchange Commission by letter dated July 29, 2005. The Company’s responses to the Staff’s comments are indicated below, directly following a restatement of each comment in bold, italicized type. The location of the changes made in Amendment No. 3 to the Registration Statement on Form S-1 (the “Amendment”) is indicated as requested.
          To further facilitate the Staff’s review, the enclosed courtesy copies of the Amendment, which is being filed on August 1, 2005 via EDGAR, have been marked in the margins to indicate the location of revisions made in response to the corresponding comment numbers.
          The Company would like to begin printing its preliminary prospectus on Monday afternoon and begin a road show as soon as possible thereafter. To that end, the Company has incurred considerable expense to prepare this response on an expedited basis over the weekend and hand deliver it to the Staff to allow the Staff time to review the Amendment and the Company’s responses to the Staff’s comments. You have invited us to contact you via telephone. To assure that we are being responsive to your comments in this letter, and to further the Company’s objective to conduct a road show during the first week of August, we respectfully request a telephone conference call at noon EST on Monday, August 1 to discuss the Company’s filing with you. If this time does not work for you, please indicate an alternate time on Monday, August 1st.

Matthew J. Benson, Esq.
July 31, 2005

Artwork
1.	SEC Comment: Please provide us with support for the statement that your restaurants offer “award winning sushi.”
          Company Response: The Company has provided supplementally to the Staff the support requested in the above statement. Specifically, the Company has included as part of an exhibit to this letter copies of awards the Company has received as the best of its class from local magazines and newspapers in the Kansas City and Phoenix metropolitan areas.
Summary Consolidated Financial Data, page 4
Selected Consolidated Financial Data, page 20
2.	SEC Comment: Refer to footnote (2) to your pro forma net income (loss) per share. Please revise this footnote to indicate that the pro forma earnings per share disclosures reflects the conversion of all outstanding preferred stock and convertible notes into common stock as if they had occurred at the beginning of the periods presented rather than at June 30, 2005. Please note that only your balance sheet disclosures should be presented as if they had occurred at June 30, 2005. The disclosures regarding your pro forma earnings per share on page F-7 of your financial statements should be similarly revised.
          Company Response: In response to the Staff’s comment, the Company has revised the footnote to its pro forma net income (loss) per share. Please see footnote (2) contained in the Summary Consolidated Financial Data at the top of page 5; footnote (2) of the Selected Consolidated Financial Data on page 21; and Note 2, “Summary of Significant Accounting Policies – Unaudited Pro Forma Convertible Note Payable . . .” on pages F-7 and F-8.
Accounting for Stock Options, page 27
3.	SEC Comment: We note the discussion that has been added to pages 27 and 28 of Management’s Discussion and Analysis in response to comment 15 in our letter dated July 18, 2005, but do not believe that the discussion provided was fully responsive to our prior comment. As previously requested, please revise this discussion to explain each significant factor that contributed to the difference between the fair value of your stock option grants of from $5.00 to $7.50 per share to your expected public offering price of approximately $10 per share. Also, revise your discussion of the methodology and assumptions used in valuing your stock option grants to indicate the sales rate growth assumptions and cash flow multipliers used in preparing your stock option valuations.
          Company Response: In response to the Staff’s comment, the Company has revised its disclosure on pages 27 and 28 of Management’s Discussion and Analysis to comply with the Staff’s comment by including significant factors contributing to the difference in the fair value of our stock option grants and to indicate the sales rate growth assumption and cash flow multiplier used in preparing our stock option valuations.

Matthew J. Benson, Esq.
July 31, 2005

Index to Financial Statements
Note 2. Summary of Significant Accounting Policies
Net Income (Loss) Per Share, page F-11
4.	SEC Comment: We note from your revised disclosure that at June 30, 2004 you included the dilutive effect of the 500,000 shares of common stock issuable upon conversion of the convertible promissory note. We also note from your disclosure in note 8 that this convertible promissory note was issued in July 2004. Since the convertible promissory note was issued after June 30, 2004, please revise your diluted earnings per share computation for the six months ended June 30, 2004 to eliminate the dilutive effect of the convertible shares associated with the convertible promissory note.
          Company Response: In response to the Staff’s comment, the Company has revised its diluted earnings per share computation for the six months ended June 30, 2004 from $0.28 per share to $0.34 per share, and the respective weighted average shares used in the computation were reduced from 2,801 to 2,301. Please see Summary Consolidated Financial Data on page 4, Selected Consolidated Financial Data on page 21, Consolidated Statement of Operations on page F-4, and the notes to the consolidated financial statements on page F-11.
Note 14. Subsequent Events, page F-22
5.	SEC Comment: We note your response to comment 13 in our letter dated July 18, 2005. You state that due to the lack of a reliable history or pattern of option exercises within the company, you are unable to provide a meaningful estimate of expense to be recognized in connection with acceleration. We are not aware of the guidance in FIN No. 44 where it stipulates that no compensation expense would be recognized due to a lack of a reliable historic pattern of option exercises at the modification date. Accordingly, we would expect you to recognize compensation expense based on your best estimate of employee turnover rates at the modification date and adjust your estimate in future periods for actual experience as cited in paragraphs 159 and 160 of FIN No. 44. In this regard, please provide us with your revised calculation and revise your filing accordingly.
          Company Response: In response to the Staff’s comment and upon further review by the Company, the Company has determined to recognize compensation expense in connection with the accelerated vesting of outstanding stock options.
          The Company has recalculated the expense related to the maximum expected benefit from acceleration of vesting. The following table sets forth the calculated intrinsic value in March 2005 with respect to the stock options for which vesting was accelerated:

Matthew J. Benson, Esq.
July 31, 2005

			Maximum
		Intrinsic Value	Compensation
		Per Share	Expense

Unvested shares exercisable at $5.00 per share	193,133	$1.90	$366,953

Unvested shares exercisable at $6.00 per share	63,800	$0.90	$57,420

	256,933		$424,373
          The above table differs from the table set forth in our July 21st response. The table included in our July 21st response incorrectly included 89,200 shares held by directors that were fully vested upon the date of grant and therefore are not subject to acceleration. These shares have been excluded from the above table.
          The Company has estimated and recorded in March 2005 as compensation expense $151,000 to recognize the benefit from acceleration of these stock options. This compensation expense is based on the Company’s best estimate of employee turnover rates as of March 2005. Specifically, the options having an exercise price of $5.00 were granted to executive officers and senior management personnel of the Company, of which 25% of the options were vested upon grant and the remainder and vest over a three-year period. Based on historical turnover rates for this class of employees and taking into consideration future expectations concerning this employee class, the Company estimated that employees in this class would remain with the Company for an average of two years of the three-year vesting period, or a turnover rate of 33%. Applying this turnover rate to the options having an exercise price of $5.00 results in a compensation expense of $122,500. The options having an exercise price of $6.00 were primarily granted to employees holding mid-level management positions in the Company. Based on historical turnover rates for this class of employees and taking into consideration future expectations concerning this employee class, the Company estimated that employees in this class would remain with the Company for an average of 1.5 years of the three-year vesting period, or a turnover rate of 50%. Applying this turnover rate to the options having an exercise price of $6.00 results in a compensation expense of $28,500, for a total compensation expense of $151,000.
          To the extent actual results differ from the Company’s estimate, the Company may record additional expense if there is more benefit received by these option holders or it may reverse all or a portion of the compensation expense if there is less benefit received by these option holders than estimated.

Matthew J. Benson, Esq.
July 31, 2005

          The Company has revised its disclosure accordingly. Please see “Management’s Discussion and Analysis – Critical Accounting Policies and Estimates – Accounting for Stock Options” on page 28 and Note 14, “Subsequent Events” on page F-22.
Note. 10 Stockholders’ Equity
Preferred Stock, page F-19
6.	SEC Comment: Reference is made to your last paragraph under the caption “Preferred Stock.” Please revise the conversion price associated with the Series A and B convertible preferred stock of $1.20 to reflect the retroactive effect of the 1-for-5 reverse stock split.
          Company Response: In response to the Staff’s comment, the Company has revised the last paragraph under the caption “Preferred Stock” to reflect the retroactive effect of the 1-for-5 reverse stock split to comply with the Staff’s comment. Please see Note 10, “Stockholders’ Equity” on page F-19.
* * * *
          If you have further questions regarding this response, please do not hesitate to contact me at (602) 445-8318 or Quinn Williams of our office at (602) 445-8344. With respect to any questions regarding accounting matters, please contact Mark S. Robinow, the Chief Financial Officer of the Company, at (480) 922-8100.
Sincerely,
/s/ Scott K. Weiss
Scott K. Weiss
For the Firm

cc:	Jeffrey Jaramillo, Staff Accountant – via hand delivery (w/enclosures) C. Donald Dempsey – via U.S. mail (w/enclosures) Mark S. Robinow – via U.S. mail (w/enclosures)